Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollar amounts in thousands, except per share amounts)

	April 30, 2011			May 1, 2010
		%			%
Thirteen weeks ended	Amount	Sales		Amount	Sales

Merchandise sales	$408,627	79.6		$409,189	80.2
Service revenue	104,913	20.4		100,844	19.8
Total revenues	513,540	100.0		510,033	100.0
Costs of merchandise sales	285,329	69.8		283,796	69.4
Costs of service revenue	93,089	88.7		88,642	87.9
Total costs of revenues	378,418	73.7		372,438	73.0
Gross profit from merchandise sales	123,298	30.2		125,393	30.6
Gross profit from service revenue	11,824	11.3		12,202	12.1
Total gross profit	135,122	26.3		137,595	27.0
Selling, general and administrative expenses	108,900	21.2		111,632	21.9
Net gain from dispositions of assets	89	—		45	—
Operating profit	26,311	5.1		26,008	5.1
Non-operating income	587	0.1		584	0.1
Interest expense	6,497	1.3		6,608	1.3
Earnings from continuing operations before income taxes	20,401	4.0		19,984	3.9
Income tax expense	7,996	39.2	(1)	7,824	39.2	(1)
Earnings from continuing operations	12,405	2.4		12,160	2.4
Loss from discontinued operations, net of tax	(37)	—		(210)	—
Net earnings	12,368	2.4		11,950	2.3
Retained earnings, beginning of period	402,600			374,836
Cash dividends	(1,585)			(1,579)
Shares issued and other	(667)			(756)
Retained earnings, end of period	$412,716			$384,451

Basic earnings per share:
Earnings from continuing operations	$0.23			$0.23
Discontinued operations, net of tax	—			—
Basic earnings per share	$0.23			$0.23

Diluted earnings per share:
Earnings from continuing operations	$0.23			$0.23
Discontinued operations, net of tax	—			—
Diluted earnings per share	$0.23			$0.23

Cash dividends per share	$0.03			$0.03

(1)    As a percentage of earnings from continuing operations before income taxes

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	April 30, 2011	January 29, 2011	May 1, 2010

Assets
Current assets:
Cash and cash equivalents	$100,374	$90,240	$87,806
Accounts receivable, less allowance for uncollectible accounts of $1,385; $1,551 and $1,752	19,460	19,540	20,277
Merchandise inventories	578,272	564,402	561,351
Prepaid expenses	26,225	28,542	24,510
Other current assets	56,598	60,812	61,277
Total current assets	780,929	763,536	755,221
Property and equipment - net	696,090	700,981	699,439
Deferred income taxes	62,851	66,019	57,440
Other long-term assets	32,642	26,136	17,541
Total assets	$1,572,512	$1,556,672	$1,529,641

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$231,663	$210,440	$218,472
Trade payable program liability	53,060	56,287	34,273
Accrued expenses	225,891	236,028	245,242
Deferred income taxes	58,066	56,335	33,082
Current maturities of long-term debt	1,079	1,079	1,079
Total current liabilities	569,759	560,169	532,148

Long-term debt less current maturities	294,852	295,122	305,931
Other long-term liabilities	67,338	70,046	74,250
Deferred gain from asset sales	149,732	152,875	162,328

Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	294,984	295,361	293,363
Retained earnings	412,716	402,600	384,451
Accumulated other comprehensive loss	(16,293)	(17,028)	(17,223)
Treasury stock, at cost - 15,901,648 shares and 15,971,910 shares and 16,088,014 shares	(269,133)	(271,030)	(274,164)
Total stockholders’ equity	490,831	478,460	454,984
Total liabilities and stockholders’ equity	$1,572,512	$1,556,672	$1,529,641

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Thirteen weeks ended	April 30, 2011	May 1, 2010

Cash flows from operating activities:
Net earnings	$12,368	$11,950
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Loss from discontinued operations, net of tax	37	210
Depreciation and amortization	19,884	18,214
Amortization of deferred gain from asset sales	(3,143)	(3,148)
Stock compensation expense	638	737
Deferred income taxes	4,458	3,552
Net gain from disposition of assets	(89)	(45)
Other	(63)	(72)
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease in accounts receivable, prepaid expenses and other	7,406	10,581
Increase in merchandise inventories	(13,323)	(2,233)
Increase in accounts payable	21,223	15,498
(Decrease) increase in accrued expenses	(8,242)	3,231
(Decrease) increase in other long-term liabilities	(2,458)	603
Net cash provided by continuing operations	38,696	59,078
Net cash used in discontinued operations	(66)	(324)
Net cash provided by operating activities	38,630	58,754

Cash flows from investing activities:
Capital expenditures	(18,123)	(12,511)
Proceeds from dispositions of assets	89	3,143
Premiums paid on life insurance policies	(741)	(500)
Collateral investment	(4,763)	500
Other	(144)	(144)
Net cash used in continuing operations	(23,682)	(9,512)
Net cash provided by discontinued operations	—	569
Net cash used in investing activities	(23,682)	(8,943)

Cash flows from financing activities:
Borrowings under line of credit agreements	1,067	1,029
Payments under line of credit agreements	(1,067)	(1,029)
Borrowings on trade payable program liability	24,589	23,027
Payments on trade payable program liability	(27,816)	(22,853)
Debt payments	(270)	(270)
Dividends paid	(1,585)	(1,579)
Other	268	344
Net cash used in financing activities	(4,814)	(1,331)
Net increase in cash and cash equivalents	10,134	48,480
Cash and cash equivalents at beginning of period	90,240	39,326
Cash and cash equivalents at end of period	$100,374	$87,806

Supplemental cash flow information:
Cash paid for income taxes	$57	$70
Cash paid for interest	$2,885	$2,616
Accrued purchases of property and equipment	$993	$1,302

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

Thirteen weeks ended			April 30, 2011	May 1, 2010

(a)	Earnings from continuing operations		$12,405	$12,160
	Loss from discontinued operations, net of tax		(37)	(210)

	Net earnings		$12,368	$11,950

(b)	Basic average number of common shares outstanding during period		52,881	52,526

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		685	407

(c)	Diluted average number of common shares assumed outstanding during period		53,566	52,933

	Basic earnings per share:
	Earnings from continuing operations	(a) / (b)	$0.23	$0.23
	Discontinued operations, net of tax		—	—
	Basic earnings per share		$0.23	$0.23

	Diluted earnings per share:
	Earnings from continuing operations	(a) / (c)	$0.23	$0.23
	Discontinued operations, net of tax		—	—
	Diluted earnings per share		$0.23	$0.23

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	April 30, 2011	May 1, 2010

Capital expenditures	$18,123	$12,511

Depreciation and amortization	$19,884	$18,214

Non-operating income:
Net rental revenue	$494	$517
Investment income	82	66
Other income	11	1

Total	$587	$584

Comparable sales percentages:
Service	1.6%	0.1%
Merchandise	-1.2%	1.7%
Total	-0.6%	1.4%

Total square feet of retail space (including service centers)	12,007,220	11,710,000

Store count
Supercenter	560	554
Service & Tire Center	62	27
Retail Only	8	9
Total	630	590

Sales and gross profit by line of business (A):

Service center revenue	$247,330	240,326
Retail sales	266,210	269,707
Total revenues	$513,540	$510,033

Gross profit from service center revenue	$58,962	57,841
Gross profit from retail sales	76,160	79,754
Total gross profit	$135,122	$137,595

Comparable sales percentages by line of business (A):

Service center revenue	0.3%	0.9%
Retail sales	-1.5%	1.8%
Total revenues	-0.6%	1.4%

Gross profit percentage by line of business (A):

Gross profit percentage from service center revenue	23.8%	24.1%
Gross profit percentage from retail sales	28.6%	29.6%
Total gross profit percentage	26.3%	27.0%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.